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                       SYSCO CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                                   EXHIBIT 21


Registrant:       Sysco Corporation

The following is a list of wholly-owned subsidiaries of the Registrant.

                                                           State or Jurisdiction
         Name of Subsidiary                                    of Incorporation
         ------------------                                ---------------------
K.W. Food Distributors Ltd. ............................   B.C. Canada
Miesel/Sysco Food Service Company ......................   Delaware
Nobel/Sysco Food Services Company ......................   Colorado
     * Sysco Equipment & Furnishings Company ...........   Delaware
Pegler-Sysco Food Services Company .....................   Nebraska
     * Pegler-Sysco Transportation Co. .................   Nebraska
Ritter Sysco Food Services, Inc. .......................   New Jersey
     * Dowd Food Discount Corp. ........................   New Jersey
Sysco Administrative Services, Inc......................   Delaware
Sysco Financial Services, Inc. .........................   Delaware
     * Hardin's-Sysco Food Services, Inc. ..............   Tennessee
     * Lankford-Sysco Food Services, Inc. ..............   Maryland
     * Robert Orr-Sysco Food Services Company ..........   Tennessee
     * Sysco Food Services of Austin, Inc. .............   Delaware
     * Sysco Food Services of Beaumont, Inc. ...........   Delaware
     * Sysco Food Services of Dallas, Inc. .............   Delaware
     * Sysco Food Services of Houston, Inc. ............   Delaware
     * Sysco Food Services of New Orleans, Inc. ........   Delaware
     * Sysco Food Services of San Antonio, Inc. ........   Delaware
Sysco Food Services-Chicago, Inc. ......................   Delaware
Sysco Food Services-Jacksonville, Inc. .................   Delaware
Sysco Food Services-West Coast Florida, Inc. ...........   Delaware
Sysco Food Services of Arizona, Inc. ...................   Delaware
     * Sysco Arizona Leasing, Inc. .....................   Delaware
Sysco Food Services of Arkansas, Inc. ..................   Arkansas
Sysco Food Services of Atlanta, Inc. ...................   Delaware


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
                                                        State or Jurisdiction
         Name of Subsidiary                                 of Incorporation
         ------------------                             ---------------------
Sysco Food Services of Central Alabama, Inc..........     Delaware
Sysco Food Services of Central Florida, Inc..........     Delaware
Sysco Food Services of Central Pennsylvania, Inc.....     Pennsylvania
Sysco Food Services of Charlotte, Inc................     North Carolina
Sysco Food Services of Cleveland, Inc................     Delaware
Sysco Food Services of Grand Rapids, Inc.............     Michigan
Sysco Food Services of Idaho, Inc....................     Idaho
Sysco Food Services of Indianapolis, Inc.............     Delaware
Sysco Food Services of Iowa, Inc.....................     Delaware
Sysco Food Services of Kansas City, Inc..............     Missouri
Sysco Food Services of Los Angeles, Inc..............     Delaware
Sysco Food Services of Minnesota, Inc................     Delaware
Sysco Food Services of Modesto, Inc..................     California
Sysco Food Services of Montana, Inc..................     Delaware
Sysco Food Services of Northern New England, Inc.....     Maine
Sysco Food Services of Oklahoma, Inc.................     Delaware
Sysco Food Services of Philadelphia, Inc.............     Pennsylvania
     * Garden Cash & Carry, Inc......................     Delaware
Sysco Food Services of Pittsburgh ...................     Pennsylvania
Sysco Food Services of Portland, Inc.................     Delaware
Sysco Food Services of San Diego, Inc................     Delaware
Sysco Food Services of San Francisco, Inc............     California
Sysco Food Services of Seattle, Inc..................     Delaware
Sysco Food Services of South Florida, Inc............     Delaware
Sysco Food Services of Southeast Florida, Inc........     Delaware
Sysco Food Services of St. Louis, Inc................     Delaware
Sysco Food Services of Virginia, Inc.................     Virginia
Sysco Holdings Limited ..............................     New Brunswick, Canada
     * Strano Sysco Foodservice Limited..............     Ontario, Canada
Sysco Intermountain Food Services, Inc...............     Delaware
Sysco/Louisville Food Services Co....................     Delaware
The SYGMA Network, Inc...............................     Delaware
The SYGMA Network of Ohio, Inc.......................     Delaware


INACTIVE
--------
DiPaolo/Sysco Food Services, Inc. ...................     Ohio
Grants - Sysco Food Services, Inc. ..................     Michigan
Olewine's Sysco Food Services Company................     Delaware
SyscoMed, Inc........................................     Delaware

      *  2nd Tier Subsidiary